Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of October 20, 2011 (this “Amendment No. 3”), is made in reference to the Amended and Restated Credit and Guaranty Agreement, dated as of August 10, 2011, by and among VALEANT PHARMACEUTICALS INTERNATIONAL, a Delaware corporation (“VPI”), VALEANT PHARMACEUTICALS INTERNATIONAL, INC., a corporation continued under the federal laws of Canada (“VPII”), certain subsidiaries of VPII, as guarantors, Goldman Sachs Lending Partners LLC, as administrative agent (in such capacity, the “Administrative Agent”), swing line lender and collateral agent (in such capacity, the “Collateral Agent”) and the lenders party thereto (the “Existing Lenders”) (as amended by Amendment No. 1 dated as of August 12, 2011, and as further amended by Amendment No. 2 dated as of September 7, 2011, the “Existing Credit Agreement”). All capitalized terms not otherwise defined in this Amendment No. 3 have the same meanings as specified in the Credit Agreement (as defined in Section 1 below).

W I T N E S S E T H:

WHEREAS, on the date hereof, VPII, VPI, the Guarantors, the Administrative Agent, the Initial Lenders (as defined below), and the Existing Lenders desire to amend and restate the Existing Credit Agreement to, among other things, (i) refinance in full (x) the Term Loans (as defined in the Existing Credit Agreement) outstanding immediately prior to the effectiveness of this Amendment No. 3 (for purposes of this Amendment No. 3 herein called the “Existing Term Loans”) and (y) the Revolving Loans (as defined in the Existing Credit Agreement) outstanding immediately prior to the effectiveness of this Amendment No. 3 (for purposes of this Amendment No. 3 herein called the “Existing Revolving Loans”), in each case with a portion of the proceeds from the Initial Draw Tranche A Term Loans (as defined in the Credit Agreement) and Revolving Loans (as defined in the Credit Agreement) on the Restatement Date (as defined below), (ii) provide for VPII to be the borrower (“Borrower”) under the Credit Agreement, (iii) modify certain covenants and (iv) make certain other modifications as set forth in the Credit Agreement;

WHEREAS, each financial institution identified on a Lender Addendum in the form of Exhibit A hereto, dated and signed by such institution (“Lender Addendum”) as a “Lender” (each, an “Initial Lender” and collectively, the “Initial Lenders”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, (a) to provide (i) Revolving Commitments (as defined in the Credit Agreement) in the amount set forth opposite such Initial Lender’s name on Appendix A-1 hereto, (ii) Initial Draw Tranche A Term Loan Commitments (as defined in the Credit Agreement) in the amount set forth opposite such Initial Lender’s name on Appendix A-2 hereto and (iii) Delayed Draw Commitments (as defined in the Credit Agreement) (the Revolving Commitments, the Initial Draw Tranche A Term Loan Commitments and the Delayed Draw Commitments are referred to herein collectively as the “Commitments”) in the amount set forth opposite such Initial Lender’s name on Appendix A-2 hereto, and (b) to become a “Lender” for all purposes under the Credit Agreement;

WHEREAS, on the date hereof, the Grantors (as defined in the Pledge and Security Agreement, dated as of June 29, 2011 (the “Pledge and Security Agreement”), among VPI, certain subsidiaries of VPII as grantors and the Collateral Agent) and the Collateral Agent desire to amend and restate the Pledge and Security Agreement;

WHEREAS, pursuant to Section 10.5 of the Existing Credit Agreement, the consent of the Existing Lenders is required for the effectiveness of this Amendment No. 3; and

WHEREAS, the Administrative Agent, the Collateral Agent, the Credit Parties, each Initial Lender and each Existing Lender signatory hereto are willing to so agree, subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment and Restatement.

Effective as of the Restatement Date, and subject to the terms and conditions set forth herein and in the Credit Agreement, upon the satisfaction of the conditions in Section 3 herein, the parties hereto agree that:

(a)(i) the Existing Credit Agreement is hereby amended and restated, without novation, in the form of Annex A hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Credit Agreement”), (ii) the Schedules attached to the Credit Agreement shall replace in their entirety the corresponding Schedules attached to the Existing Credit Agreement, or constitute new Schedules to the Credit Agreement, as applicable and (iii) the Exhibits attached to the Credit Agreement shall replace in their entirety the corresponding Exhibits attached to the Existing Credit Agreement, if any, or constitute new Exhibits to the Credit Agreement, as applicable.

(b) the Pledge and Security Agreement, including all exhibits and schedules thereto, is hereby amended and restated, without novation, in the form of Annex B hereto (the Pledge and Security Agreement, as so amended and restated, being referred to as the “Amended Pledge and Security Agreement”).

SECTION 2. Initial Lenders.

Each Initial Lender hereby agrees, on the terms and conditions set forth herein and in the Credit Agreement, to make Loans to Borrower on or after the Restatement Date in accordance with Section 2.1 of the Credit Agreement. The Initial Lenders shall, effective on the Restatement Date, become party to the Credit Agreement as “Lenders”.

SECTION 3. Effectiveness.

(a) This Amendment No. 3 shall become effective on and as of the date (such date the “Execution Date”) on which (i) this Amendment No. 3 shall have been executed and delivered by (A) each Credit Party, (B) each Existing Lender, (C) the Administrative Agent and (D) the Collateral Agent, and (ii) each Initial Lender shall have executed and delivered a Lender Addendum in the form of Exhibit A hereto (it being understood and agreed that Sections 1 and 2 of this Amendment No. 3 shall not become effective until each of the conditions set forth in Section 3.1 of the Credit Agreement has been satisfied).

(b) The provisions of Sections 1 and 2 of this Amendment No. 3, the Credit Agreement and the Amended Pledge and Security Agreement shall become effective on the date (such date, the “Restatement Date”) on which each of the conditions set forth in Section 3.1 of the Credit Agreement has been satisfied in accordance with the terms thereof.

SECTION 4. Representations and Warranties.

By its execution of this Amendment No. 3, Borrower hereby represents and warrants to the Agents and the Lenders that:

(A) this Amendment No. 3 has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Credit Party hereto, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity;

(B) the execution, delivery and performance by Credit Parties of this Amendment No. 3 and the other Credit Documents to which they are parties and the consummation of the transactions contemplated by this Amendment No. 3 and the other Credit Documents do not and will not (a) violate (i) any provision of any Applicable Law, (ii) any of the Organizational Documents of Borrower or any of its Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, except with respect to clauses (i) and (iii) to the extent that such violation could not reasonably be expected to have a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries, except to the extent that such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Execution Date and disclosed in writing to Lenders and except for any such approval or consent the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect;

(C) each of the representations and warranties contained in Section 4 of the Credit Agreement is true as of the Execution Date and Restatement Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date; and

(D) there is no Default or Event of Default as of the Execution Date or Restatement Date.

SECTION 5. Amendment, Modification and Waiver.

This Amendment No. 3 may not be amended, modified or waived except in accordance with Section 10.5 of the Credit Agreement.

SECTION 6. Reference to and Effect on Credit Documents.

(a) On and after the Restatement Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement (i.e., the Existing Credit Agreement, as amended by this Amendment No. 3), and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement (i.e., the Existing Credit Agreement, as amended by this Amendment No. 3). It is understood and agreed that this Amendment No. 3 is a Credit Document.

(b) On and after the Restatement Date, each reference in the Pledge and Security Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Pledge and Security Agreement shall mean and be a reference to the Amended Pledge and Security Agreement, and each reference in the other Credit Documents to “the Pledge and Security Agreement,” “thereunder,” “thereof” or words of like import referring to the Pledge and Security Agreement shall mean and be a reference to the Amended Pledge and Security Agreement.

SECTION 7. Reaffirmation.

(a) Each Credit Party hereby expressly acknowledges the terms of this Amendment No. 3 and affirms or reaffirms, as applicable, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment No. 3 and the transactions contemplated hereby.

(b) Each Credit Party, by its signature below, hereby affirms and confirms (1) its obligations under each of the Credit Documents to which it is a party, and (2) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.

SECTION 8. Entire Agreement.

This Amendment No. 3, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein and in the Credit Documents, this Amendment No. 3 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Documents, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Documents all of which are ratified and affirmed in all respects and shall continue in full force and effect as in effect prior to the effectiveness of this Amendment No. 3.

SECTION 9. Governing Law.

THIS AMENDMENT NO. 3 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.15 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT NO. 3 AND SHALL APPLY HERETO.

SECTION 10. Severability.

In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 11. Counterparts.

This Amendment No. 3 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Amendment No. 3 by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment No. 3.

EXECUTION VERSION

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment No. 3 as of the date first written above.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President and Chief Operating Officer

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President and Chief Operating Officer

ATON PHARMA, INC.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President and Chief Operating Officer

CORIA LABORATORIES, LTD.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President and Chief Operating Officer

DOW PHARMACEUTICAL SCIENCES, INC.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President and Chief Operating Officer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President

OCEANSIDE PHARMACEUTICALS, INC.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President

PRINCETON PHARMA HOLDINGS, LLC

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President

PRIVATE FORMULA CORP.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President

RENAUD SKIN CARE LABORATORIES, INC.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President

VALEANT BIOMEDICALS, INC.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President

BIOVAIL AMERICAS CORP.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President

PRESTWICK PHARMACEUTICALS, INC.

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President

VALEANT HOLDINGS (BARBADOS) SRL

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Vice President, Commercial & Technical Operations

VALEANT INTERNATIONAL (BARBADOS) SRL

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Vice President, Commercial & Technical Operations

BIOVAIL LABORATORIES INTERNATIONAL (BARBADOS) SRL

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Vice President, Commercial & Technical Operations

HYTHE PROPERTY INCORPORATED

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Vice President, Commercial & Technical Operations

Each Signature in the Presence of:

/s/ D. Alexander Matheson
Name: D. Alexander Matheson
Occupation: Lawyer
Address: Hastings, Christ Church, Barbados

VALEANT CANADA GP LIMITED

By:	/s/ Robert R. Chai-Onn
Name:	Robert R. Chai-Onn
Title:	Vice President

VALEANT CANADA LP by its sole general partner, VALEANT CANADA GP LIMITED

By:	/s/ Robert R. Chai-Onn
Name:	Robert R. Chai-Onn
Title:	Director

V-BAC HOLDING CORP.

By:	/s/ Robert R. Chai-Onn
Name:	Robert R. Chai-Onn
Title:	Vice President

BIOVAIL INTERNATIONAL, S.À R.L.

By:	/s/ Kuy Ly Ang
Name:	Kuy Ly Ang
Title:	Director

PHARMASWISS SA

By:	/s/ Matthias Courvoisier
Name:	Matthias Courvoisier
Title:	Director

GOLDMAN SACHS LENDING PARTNERS LLC, individually as Administrative Agent, Collateral Agent and Swing Line Lender

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

ANNEX A

CREDIT AGREEMENT

[see attached]

Annex A

ANNEX B

AMENDED PLEDGE AND SECURITY AGREEMENT

[see attached]

Annex B

EXHIBIT A TO AMENDMENT NO. 3

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender:

Executing as a Lender:

By:
Name: Title:

For any Institution requiring a second signature line:

By:
Name: Title:

Revolving Commitment	$
Initial Draw Tranche A Term Loan Commitment	$
Delayed Draw Commitment	$

Exhibit A-1

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: GOLDMAN SACHS LENDING PARTNERS LLC

Executing as a Lender:

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$30,937,500.00
Initial Draw Tranche A Term Loan Commitment	$137,812,500.00
Delayed Draw Commitment	$56,250,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: JPMORGAN CHASE BANK N.A., TORONTO BRANCH

Executing as a Lender:

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$24,062,500
Initial Draw Tranche A Term Loan Commitment	$107,187,500
Delayed Draw Commitment	$43,750,000

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: ROYAL BANK OF CANADA

Executing as a Lender:

By:	/s/ Dean Sas
Name:	Dean Sas
Title:	Authorized Signatory

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$24,062,500.00
Initial Draw Tranche A Term Loan Commitment	$107,187,500.00
Delayed Draw Commitment	$43,750,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: Export Development Canada

Executing as a Lender:

By:	/s/ Rami Gabriel
Name:	Rami Gabriel
Title:	Senior Financing Manager

For any Institution requiring a second signature line:

By:	/s/ David Guy
Name:	David Guy
Title:	Vice-President, Corporate & Asset-Backed Lending

Revolving Commitment	$24,062,500.00
Initial Draw Tranche A Term Loan Commitment	$107,187,500.00
Delayed Draw Commitment	$43,750,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: The Bank of Nova Scotia

Executing as a Lender:

By:	/s/ Steve Holyman
Name:	Steve Holyman
Title:	Director

For any Institution requiring a second signature line:

By:	/s/ Christina Brennan
Name:	Christina Brennan
Title:	Associate

Revolving Commitment	$20,625,000
Initial Draw Tranche A Term Loan Commitment	$91,875,000
Delayed Draw Commitment	$37,500,000

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: SunTrust Bank

Executing as a Lender:

By:	/s/ Dana Dhaliwal
Name:	Dana Dhaliwal
Title:	Director

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$20,625,000
Initial Draw Tranche A Term Loan Commitment	$91,875,000
Delayed Draw Commitment	$37,500,000

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: DnB NOR Bank ASA

Executing as a Lender:

By:	/s/ Phil Kurpiewski
Name:	Phil Kurpiewski
Title:	Senior Vice President

For any Institution requiring a second signature line:

By:	/s/ Pål Boger
Name:	Pål Boger
Title:	Vice President

Revolving Commitment	$20,625,000.00
Initial Draw Tranche A Term Loan Commitment	$91,875,000.00
Delayed Draw Commitment	$37,500,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: MORGAN STANLEY BANK, N.A.

Executing as a Lender:

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$19,937,500.00
Initial Draw Tranche A Term Loan Commitment	$88,812,500.00
Delayed Draw Commitment	$36,250,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: BARCLAYS BANK PLC

Executing as a Lender:

By:	/s/ Diane Rolfe
Name:	Diane Rolfe
Title:	Director

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$19,937,500.00
Initial Draw Tranche A Term Loan Commitment	$88,812,500.00
Delayed Draw Commitment	$36,250,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: BANK OF AMERICA N.A.

Executing as a Lender:

By:	/s/ Robert LaPorte
Name:	Robert LaPorte
Title:	Vice President

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$13,750,000.00
Initial Draw Tranche A Term Loan Commitment	$61,250,000.00
Delayed Draw Commitment	$25,000,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: HSBC Bank Canada

Executing as a Lender:

By:	/s/ Ambar Y. Bansal
Name:	Ambar Y. Bansal
Title:	Vice President

For any Institution requiring a second signature line:

By:	/s/ Richard W. Lo
Name:	Richard W. Lo
Title:	Assistant Vice President

Revolving Commitment	$6,875,000.00
Initial Draw Tranche A Term Loan Commitment	$30,625,000.00
Delayed Draw Commitment	$12,500,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: HSBC Bank USA, NA

Executing as a Lender:

By:	/s/ Sean Moskal
Name:	Sean Moskal
Title:	AVP

For any Institution requiring a second signature line:

By:	/s/ David Reading
Name:	David Reading
Title:	VP

Revolving Commitment	$6,875,000.00
Initial Draw Tranche A Term Loan Commitment	$30,625,000.00
Delayed Draw Commitment	$12,500,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: The Toronto Dominion Bank

Executing as a Lender:

By:	/s/ Nigel Sharpley
Name:	Nigel Sharpley
Title:	Senior Manager, Commercial National Accounts

For any Institution requiring a second signature line:

By:	/s/ Abdallah Dajani
Name:	Abdallah Dajani
Title:	AVP Credit, Commercial National Accounts

Revolving Commitment	$9,625,000
Initial Draw Tranche A Term Loan Commitment	$42,875,000
Delayed Draw Commitment	$17,500,000

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: ICICI Bank of Canada

Executing as a Lender:

By:	/s/ Arup Ganguly
Name:	Arup Ganguly
Title:	V.P., Corporate Banking

For any Institution requiring a second signature line:

By:	/s/ Anthony Coulthard
Name:	Anthony Coulthard
Title:	V.P., Legal & Corporate Secretary

Revolving Commitment	$6,187,500.00
Initial Draw Tranche A Term Loan Commitment	$27,562,500.00
Delayed Draw Commitment	$11,250,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: Canadian Imperial Bank of Commerce

Executing as a Lender:

By:	/s/ Scott Black
Name:	Scott Black
Title:	Executive Director

For any Institution requiring a second signature line:

By:	/s/ Steve Nishimura
Name:	Steve Nishimura
Title:	Managing Director

Revolving Commitment	$5,500,000
Initial Draw Tranche A Term Loan Commitment	$24,500,000
Delayed Draw Commitment	$10,000,000

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: MIZUHO CORPORATE BANK, LTD.

Executing as a Lender:

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$5,500,000
Initial Draw Tranche A Term Loan Commitment	$24,500,000
Delayed Draw Commitment	$10,000,000

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: RAYMOND JAMES BANK, FSB

Executing as a Lender:

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$4,812,500
Initial Draw Tranche A Term Loan Commitment	$21,437,500
Delayed Draw Commitment	$8,750,000

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: Sumitomo Mitsui Banking Corporation

Executing as a Lender:

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$3,437,500.00
Initial Draw Tranche A Term Loan Commitment	$15,312,500.00
Delayed Draw Commitment	$6,250,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: Union Bank N.A.

Executing as a Lender:

By:	/s/ Sean T. Conlon
Name:	Sean T. Conlon
Title:	Senior Vice President

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$3,437,500
Initial Draw Tranche A Term Loan Commitment	$15,312,500
Delayed Draw Commitment	$6,250,000

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: Bank of Montreal

Executing as a Lender:

By:	/s/ Mark Piekos
Name:	Mark Piekos
Title:	Managing Director

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$2,750,000.00
Initial Draw Tranche A Term Loan Commitment	$12,250,000.00
Delayed Draw Commitment	$5,000,000.00

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 3 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 3 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender: Manufacturers Bank

Executing as a Lender:

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	Vice President

For any Institution requiring a second signature line:

By:
Name:
Title:

Revolving Commitment	$1,375,000
Initial Draw Tranche A Term Loan Commitment	$6,125,000
Delayed Draw Commitment	$2,500,000